EXHIBIT 99.1

Contacts:

Scott Tsujita (Investors) Hypercom Corporation 602.504.5161 stsujita@hypercom.com	Pete Schuddekopf (Media) Hypercom Corporation 602.504.5383 pschuddekopf@hypercom.com	Ruth Pachman/Dawn Dover Kekst and Company 212.521.4891/4817 ruth-pachman@kekst.com dawn-dover@kekst.com

FOR IMMEDIATE RELEASE

Hypercom Issues Statement on Ingenico Inquiry

PHOENIX, February 11, 2008 – Norman Stout, Chairman of Hypercom Corporation (NYSE: HYC), issued the following statement on behalf of Hypercom’s Board of Directors regarding Ingenico’s inquiry concerning the potential acquisition of the Company:

“Our Board has always considered any and all credible offers for our Company, both to maximize shareholder value and as part of our fiduciary responsibility.  Accordingly, we have opened discussions with Ingenico to more fully determine their ability to promptly make a credible, firm and fully financed offer, with certainty of closing, as well as to determine the complete terms of their proposal. We intend to conduct these discussions outside of the public arena, arrive at an informed conclusion, and announce our conclusion as expeditiously as possible.

“We will also continue to move forward with our intended acquisition of the e-Transactions business of Thales S.A. which we believe has a high certainty of closing and will generate significant shareholder value.”

About Hypercom (www.hypercom.com)

Global payment technology leader Hypercom Corporation delivers a full suite of high security, end-to-end electronic payment products and services. The Company’s solutions address the high security electronic transaction needs of banks and other financial institutions, processors, large scale retailers, smaller merchants, quick service restaurants, and users in the transportation, healthcare, prepaid, unattended and many other markets. Hypercom solutions enable businesses in more than 100 countries to securely expand their revenues and profits.

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Hypercom is a registered trademark of Hypercom Corporation.  All other products or services mentioned in this document are trademarks, service marks, registered trademarks or registered service marks of their respective owners.  This press release includes statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding:  (i) expected acquisition results and benefits; (ii) the ability of the Company to enter into definitive acquisition documentation acceptable to it; (iii) the expected consummation of the transactions described in this press release; (iv) provided the transactions described in this press release are consummated, the Company’s ability to rationalize product lines, retain customers, retain key employees, obtain the synergies it anticipates, and obtain the ongoing services it needs from Thales; (v) the Company’s expected future performance; (vi) market acceptance of new products and services; and (viii) product performance, product sales, revenues and profits.  These forward-looking statements are based on management’s current expectations and beliefs and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  In particular, factors that could cause actual results to differ materially from those in forward-looking statements include, the ability to successfully integrate the technologies, operations and personnel of acquired businesses in a timely manner; the ability to obtain the expected strategic and financial benefits from acquisitions; the ability to attract and retain qualified executives and directors; industry, competitive and technological changes; the loss of, and failure to replace any significant customers; the composition, timing and size of orders from and shipments to major customers; inventory obsolescence; market acceptance of new products and services; the performance of suppliers and subcontractors; risks associated with international operations and foreign currency fluctuations; the state of the U.S. and global economies in general; and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K/A, as well as the Company’s subsequent reports on Forms 10-Q and 8-K, as may be amended from time to time.  Forward-looking statements speak only as of the date made and are not guarantees of future performance.  The Company undertakes no obligation to publicly update or revise any forward-looking statements. HYCF